Exhibit 99.1

TransAtlantic Petroleum Ltd.

Announces Signing of Share Purchase Agreement

FOR IMMEDIATE RELEASE

Hamilton, Bermuda (July 7, 2010) – TransAtlantic Petroleum Ltd. (TSX: TNP)(NYSE-AMEX: TAT) is pleased to announce that its wholly-owned subsidiary, TransAtlantic Worldwide, Ltd. (“TransAtlantic Worldwide”), has entered into a Share Purchase Agreement (“SPA”) with Zorlu Enerji Elektrik Üretim A.S. (“Zorlu”) under which TransAtlantic Worldwide will acquire 100% of the voting securities of Amity Oil International Pty. Ltd. (“Amity”) and Zorlu Petrogas Petrol Gaz ve Petrokimya Ürünleri İnşaat Sanayi ve Ticaret A.S. (“Petrogas”), each a wholly-owned subsidiary of Zorlu, for a purchase price of $96.5 million. The execution of the SPA follows the execution of a Memorandum of Understanding previously announced on May 4, 2010. Closing of the transaction, which is expected to occur in August 2010, is subject to regulatory approval and other customary closing conditions.

About TransAtlantic

TransAtlantic Petroleum Ltd. is a vertically integrated, international energy company engaged in the acquisition, development, exploration, and production of crude oil and natural gas. The Company holds interests in developed and undeveloped oil and gas properties in Turkey, Morocco, Romania, and California. The Company owns its own drilling rigs and oilfield service equipment, which it uses to develop its properties in Turkey and Morocco. In addition, the Company provides oilfield services and contract drilling services to third parties in Turkey and plans to provide similar services in Morocco.

(NO STOCK EXCHANGE, SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY HAS APPROVED OR DISAPPROVED THE INFORMATION CONTAINED HEREIN.)

Contact:

Matt McCann, CEO
Scott C. Larsen, Executive Vice President
Phone:	(214) 220-4323
Internet:	http://www.transatlanticpetroleum.com
Address:	5910 N. Central Expressway, Suite 1755 Dallas, Texas 75206

Forward-Looking Statements

This news release contains statements regarding the acquisition of companies, the timing for such acquisition of companies, as well as other expectations, plans, goals, objectives, assumptions or information about future events, conditions, results of operations or performance that may constitute forward-looking statements or information under applicable securities legislation. Such forward-looking statements or information are based on a number of assumptions which may prove to be incorrect. In addition to other assumptions identified in this news release, assumptions have been made regarding, among other things, the ability of the Company to continue to develop and exploit attractive foreign initiatives.

Although the Company believes that the expectations reflected in such forward-looking statements or information are reasonable, undue reliance should not be placed on forward-looking statements because the Company can give no assurance that such expectations will prove to be correct. Forward-looking statements or information are based on current expectations, estimates and projections that involve a number of risks and uncertainties which could cause actual results to differ materially from those anticipated by the Company and described in the forward-looking statements or information. These risks and uncertainties include but are not limited to the result of negotiations, finalization of definitive documents, obtaining necessary consents, approvals and funding, the continuing ability of the Company to operate effectively internationally, reliance on current oil and gas laws, rules and regulations, volatility of oil and gas prices, fluctuations in currency and interest rates, imprecision of resource estimates, the results of exploration, development and drilling, imprecision in estimates of future production capacity, changes in environmental and other regulations or the interpretation of such regulations, the ability to obtain necessary regulatory approvals, weather and general economic and business conditions. If one or more of these risks or uncertainties materialize (or the consequences of such a development changes), or should underlying assumptions prove incorrect, actual outcomes may vary materially from those forecasted or expected.

The forward-looking statements or information contained in this news release are made as of the date hereof and the Company undertakes no obligation to update publicly or revise any forward-looking statements or information, whether as a result of new information, future events or otherwise, unless so required by applicable securities laws.